Equity (Policies)	12 Months Ended
Dec. 31, 2021
Equity [abstract]
Accounting policy for share capital

34.1.1.	Accounting policy for share capital

Share capital comprises common shares and preferred shares. Transaction costs attributable to the issue of new shares (share issuance costs) are presented (net of tax) in shareholders’ equity, within capital transactions, as a deduction from the proceeds.

As of December 31, 2021 and December 31, 2020, the Company held treasury shares, of which 222,760 are common shares and 72,909 are preferred shares.

Accounting policy for tax incentives reserve

34.4.4.	Accounting policy for tax incentives reserve

A government grant is recognized when there is reasonable assurance that the grant will be received and the Company will comply with the conditions attached to the grant.

Accounting policy for distributions to shareholders

34.5.1.	Accounting policy for distributions to shareholders

Distributions to shareholders are made by means of dividends and interest on capital, determined in accordance with the limits defined in the Brazilian Corporation Law and in the Company’s bylaws. Interest on capital is a deductible expense in the income tax calculation, while dividend is not deductible.

The dividends portion provided for in the bylaws or that represents the minimum mandatory dividends is recognized as a liability within the statement of financial position. Any excess must be maintained in shareholders' equity, as additional dividends proposed, until its approval on the Annual General Shareholders Meeting.